UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 30, 2020

Central Index Key Number of the issuing entity: 0001830315

BANK 2020-BNK29

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-227446-12	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 761-4000

Not applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On November 30, 2020 (the “Closing Date”), Morgan Stanley Capital I Inc. (the “Registrant”) caused the issuance of the BANK 2020-BNK29, Commercial Mortgage Pass-Through Certificates, Series 2020-BNK29 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of November 1, 2020 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-SB, Class A-3, Class A-3-1, Class A-3-2, Class A-3-X1, Class A-3-X2, Class A-4, Class A-4-1, Class A-4-2, Class A-4-X1, Class A-4-X2, Class X-A, Class X-B, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class X-D, Class X-F, Class X-G, Class X-H, Class X-J, Class X-K, Class X-L, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”), and (iii) the RR Interest.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on the Closing Date under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of 41 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans were acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of November 20, 2020, between the Registrant and Wells Fargo; certain of the Mortgage Loans were acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of November 20, 2020, between the Registrant and MSMCH; and certain of the Mortgage Loans were acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of November 20, 2020, between the Registrant and BANA.

The assets of the Issuing Entity include several Mortgage Loans, each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Non-Serviced PSA (if any)	Intercreditor Agreement
250 West 57th Street	N/A	Exhibit 99.4
Coleman Highline	N/A	Exhibit 99.5
120 Wall Street	N/A	Exhibit 99.6
Grace Building	Exhibit 4.2	Exhibit 99.7
McDonald’s Global HQ	(1)	Exhibit 99.8
The Arboretum	N/A	Exhibit 99.9
1890 Ranch	N/A	Exhibit 99.10
711 Fifth Avenue	Exhibit 4.3	Exhibit 99.11
Chasewood Technology Park	Exhibit 4.4	Exhibit 99.12
ExchangeRight Net Leased Portfolio #39	Exhibit 4.4	Exhibit 99.13
Courtyard Marriott Solana Beach	(1)	Exhibit 99.14

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(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the related lead servicing companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, BofA Securities, Inc., Wells Fargo Securities, LLC, Academy Securities, Inc. and Drexel Hamilton, LLC (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of November 20, 2020, between the Registrant, the Underwriters, as underwriters, and MSMCH, (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, BofA Securities, Inc., Wells Fargo Securities, LLC, Academy Securities, Inc. and Drexel Hamilton, LLC (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of November 20, 2020, between the Registrant, the Initial Purchasers, as initial purchasers, and MSMCH, and (iii) the transfer of the RR Interest by the Registrant to Morgan Stanley Bank, N.A., BANA and Wells Fargo (in such capacity, the “Retaining Parties”), pursuant to an RR Interest Transfer Agreement, dated as of November 20, 2020, between the Registrant and the Retaining Parties. Only the Publicly Offered Certificates were offered to the public. The Privately Offered Certificates and the RR Interest were sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated November 23, 2020 and filed with the Securities and Exchange Commission on November 30, 2020. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $711,740,000, on November 30, 2020. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $5,697,593.97, were approximately $793,729,263.34 plus accrued interest from the cut-off date.  Of the expenses paid by the Registrant, $100,000 were paid directly to affiliates of the Registrant, $50,000 were in the form of fees paid to the Underwriters unaffiliated with the Registrant, approximately $135,000 were expenses paid to or for the Underwriters and $5,412,593.97 were other expenses.  All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses.  No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate certificate balance of $115,864,773 and transferred to the Retaining Parties the RR Interest, having a certificate balance of $43,558,145.96, in each case in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act.  Further information regarding such sales (including, as to the price per class of Publicly Offered Certificates) is available in the Underwriting Agreement attached as Exhibit 1.1 hereto and in the Prospectus referred to above.  The related registration statement (file no. 333-227446) was originally declared effective on October 24, 2018.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

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Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:
	1.1	Underwriting Agreement, dated as of November 20, 2020, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, BofA Securities, Inc., Wells Fargo Securities, LLC, Academy Securities, Inc. and Drexel Hamilton, LLC.
	4.1	Pooling and Servicing Agreement, dated as of November 1, 2020, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
	4.2	Trust and Servicing Agreement, dated as of November 18, 2020, among Banc of America Merrill Lynch Large Loan, Inc., as depositor, Wells Fargo Bank, National Association, as servicer, Situs Holdings, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.
	4.3	Pooling and Servicing Agreement, dated as of May 1, 2020, between GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
	4.4	Pooling and Servicing Agreement, dated and effective as of September 1, 2020, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, KeyBank National Association, as general special servicer, National Cooperative Bank, N.A., as co-op master servicer and as co-op special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
	5.1	Legality Opinion of Sidley Austin LLP, dated November 30, 2020.
	8.1	Tax and Validity Opinion of Sidley Austin LLP, dated November 30, 2020 (included as part of Exhibit 5.1).
	23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
	36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 23, 2020.
	99.1	Mortgage Loan Purchase Agreement, dated as of November 20, 2020, between Morgan Stanley Capital I Inc. and Wells Fargo Bank, National Association.
	99.2	Mortgage Loan Purchase Agreement, dated as of November 20, 2020, Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
	99.3	Mortgage Loan Purchase Agreement, dated as of November 20, 2020, between Morgan Stanley Capital I Inc. and Bank of America, National Association.
	99.4	Agreement Between Note Holders, dated as of November 30, 2020, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, Morgan Stanley Bank, N.A., as initial note A-2 holder, Morgan Stanley Bank, N.A., as initial note A-3 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the 250 West 57th Street Whole Loan.

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99.5	Agreement Between Note Holders, dated as of November 30, 2020, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, Wells Fargo Bank, National Association, as initial note A-2 holder, and Wells Fargo Bank, National Association, as initial note A-3 holder, relating to the Coleman Highline Whole Loan.
99.6	Co-lender Agreement, dated as of October 1, 2020, by and among Wells Fargo Bank, National Association, as initial note A-1 holder and as the initial agent, Wells Fargo Bank, National Association, as initial note A-2 holder, Wells Fargo Bank, National Association, as initial note A-3 holder, JPMorgan Chase Bank, National Association, as initial note A-4 holder, JPMorgan Chase Bank, National Association, as initial note A-5 holder, Citi Real Estate Funding Inc., as initial note A-6 holder, and Citi Real Estate Funding Inc., as initial note A-7 holder, relating to the 120 Wall Street Whole Loan.
99.7	Co-Lender Agreement, dated as of November 18, 2020, by and among Bank of America, National Association, as an initial note A holder, JPMorgan Chase Bank, National Association, as an initial note A holder, Column Financial, Inc., as an initial note A holder, DBR Investments Co. Limited, as an initial note A holder, Bank of America, National Association, as initial note B-1 holder, JPMorgan Chase Bank, National Association, as initial note B-2 holder, Column Financial, Inc., as initial note B-3 holder, and DBR Investments Co. Limited, as initial note B-4 holder, relating to the Grace Building Whole Loan.
99.8	Agreement Between Noteholders, dated as of October 29, 2020, by and between Bank of America. N.A., as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder, initial note A-5 holder and initial note A-6 holder, and Bank of America, N.A., as initial note B holder, relating to the McDonald’s Global HQ Whole Loan.
99.9	Agreement Between Note Holders, dated as of November 30, 2020, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, Wells Fargo Bank, National Association, as initial note A-2 holder, and Wells Fargo Bank, National Association, as initial note A-3 holder, relating to The Arboretum Whole Loan.
99.10	Agreement Between Note Holders, dated as of November 30, 2020, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, Morgan Stanley Bank, N.A., as initial note A-2 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the 1890 Ranch Whole Loan.
99.11	Agreement Between Noteholders, dated as of May 21, 2020, by and among Goldman Sachs Bank USA, as initial note A-1-1 holder, initial note A-1-2 holder, initial note A-1-3 holder, initial note A-1-4 holder, initial note A-1-5 holder, initial note A-1-6 holder, initial note A-1-7 holder, initial note A-1-8 holder, initial note A-1-9 holder, initial note A-1-10 holder, initial note A-1-11 holder, initial note A-1-12 holder, initial note A-1-13 holder, initial note A-1-14 holder, initial note A-1-15 holder, initial note A-1-16 holder and initial note A-1-17 holder, and Bank of America, N.A. initial note A-2-1 holder, initial note A-2-2 holder, initial note A-2-3 holder and initial note A-2-4 holder, relating to the 711 Fifth Avenue Whole Loan.
99.12	Agreement Between Note Holders, dated as of September 30, 2020, by and between Morgan Stanley Bank, N.A., as initial note A-1 Holder, Morgan Stanley Bank, N.A., as initial note A-2 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the Chasewood Technology Park Whole Loan.
99.13	Agreement Between Note Holders, dated as of September 3, 2020, by and between Bank of America, N.A., as initial note A-1 holder, and Bank of America, N.A., as initial note A-2 holder, relating to the ExchangeRight Net Leased Portfolio #39 Whole Loan.
99.14	Agreement Between Note Holders, dated as of November 30, 2020, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, and Wells Fargo Bank, National Association, as initial note A-2 holder, relating to the Courtyard Marriott Solana Beach Whole Loan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Jane Lam
Name: Jane Lam
Title: President

Dated:  November 30, 2020

BANK 2020-BNK29 – Form 8-K